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                                                                     Exhibit 4.1


COMMON STOCK                                                        COMMON STOCK

COR               [CORCEPT THERAPEUTICS LOGO]

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CORCEPT THERAPEUTICS INCORPORATED

CUSIP 218352 10 2

This Certifies that




is the owner of

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY-PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.001 OF THE COMMON STOCK, OF CORCEPT THERAPEUTICS INCORPORATED transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Fred Kurland

CHIEF FINANCIAL OFFICER AND TREASURER

[Corcept Therapeutics Incorporated Corporate Seal]

/s/ James Wilson

CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY  (NEW YORK, N.Y.)

TRANSFER AGENT AND REGISTAR


BY

AUTHORIZED OFFICER

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                       CORCEPT THERAPEUTICS INCORPORATED

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT JEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT-        CUSTODIAN
                           -------          --------
                           (Cust)            (Minor)

                  under Uniform Gifts to Minors
                  Act
                      ------------------
                           (State)

     Additional abbreviations may also be used though not in the above list.

For value received,               hereby sell, assign and transfer unto
                    -------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ---------------


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.